Robeco Investment Funds

SAM Sustainable Climate Fund

SAM Sustainable Water Fund

SAM Sustainable Global Active Fund

(INVESTMENT PORTFOLIOS OF THE RBB FUND, INC.)

Supplement dated May 7, 2010

to the Institutional Class, Investor Class, Class A and Class C Prospectuses

dated December 31, 2009, as supplemented (the “Prospectuses”)

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

On May 6, 2010, the Board of Directors of The RBB Fund, Inc. (the “Board”) approved plans of liquidation and termination (“Plans”) providing for the liquidation of the SAM Sustainable Climate Fund, SAM Sustainable Water Fund and SAM Sustainable Global Active Fund (the “Funds”). The liquidations will occur on or about July 15, 2010 (the “Liquidations”). Effective immediately, new account requests, exchanges into the Funds and purchase orders for Fund shares will no longer be permissible (other than those purchase orders received through dividend reinvestment). As disclosed in the Prospectuses, the Funds are permitted to depart from their stated investment objectives and policies and to hold up to 100% of assets, as a temporary defensive measure, in cash, cash equivalents and all types of money market securities. In anticipation of the Liquidations, the Funds plan to sell a substantial portion of their portfolio holdings and hold assets in cash or cash equivalent instruments on or about July 1, 2010.

Until the Liquidations, shareholders may redeem their shares in the manner set forth in the Funds’ current Prospectuses. Upon the Liquidations, each remaining shareholder of record of each Fund will receive a liquidation distribution equal to the shareholder’s proportionate interest in the net assets of the Fund. The liquidating redemption will be distributed by mailing a check to each Shareholder of record at such person’s address of record, unless such person issues other instructions directly to their Fund.

If you are invested in a Fund(s) through an individual retirement account, a tax-deferred retirement plan (including section 401(k) plans, employer sponsored section 403(b) plans and section 457 plans), a profit sharing plan, a money purchase pension plan, a defined benefit plan or a nonqualified deferred compensation plan, then special distribution and transfer rules may apply (including special tax withholding rules). There may be adverse tax consequences if these rules are not followed. Please consult your tax or financial adviser for information regarding the distribution or transfer from these kinds of accounts or plans or from any other tax-favored account or plan. For federal income tax purposes, the tax treatment to shareholders of the receipt of the liquidating distribution on the date of the Liquidations will be the same as would be the tax treatment of a redemption of shares on that date. You may also be subject to state, local or foreign taxes on redemptions or liquidations of Fund shares. The foregoing is only a summary of certain tax considerations under current law, which may change in the future. You should consult your tax adviser for information regarding all tax consequences applicable to your investments in the Funds.

Please retain this Supplement for future reference.